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                                Exhibit 10 (xxx)

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                               GUARANTY AGREEMENT
                               ------------------


THIS GUARANTY AGREEMENT (hereinafter referred to as this "Guaranty'), dated as of July 30, 1997, is made by Overseas Partners Capital Corp., a Delaware corporation ("OPCC"), and JMB Realty Corporation, a Delaware corporation ("JMB"), (hereinafter referred to collectively as "Guarantor"), in favor of Metropolitan Life Insurance Company, as agent for the Holders (as defined in the Notes, hereinafter defined) of the Notes, a New York corporation, whose address is One Madison Avenue, New York, New York 10010 ("MetLife").

                                  WITNESSETH:

WHEREAS, OPCC and JMB are both members of Copley Place Associates, LLC (Copley and its successors and permitted assigns being hereinafter referred to as Copley"), a Delaware limited liability company, whose address is 115 Perimeter Center Place, Suite 940, Atlanta, Georgia, and JMB is the Managing General Partner of Urban Investment and Development Co. ("UIDC"), an Illinois general partnership, whose address is 900 North Michigan Avenue, Chicago, Illinois 60611 (Copley and UIDC hereinafter referred to collectively as "Borrower"). Prior to the date hereof, Metropolitan Life Insurance Company and Copley entered into a mortgage loan commitment (hereinafter referred to as the " Commitment") with respect to the making by Metropolitan Life Insurance Company of a mortgage loan (hereinafter referred to as the "Loan") in the amount of One Hundred Ninety-Five Million and 00/100 Dollars ($195,000,000.00) to Borrower, the terms, provisions, covenants and conditions of which were set forth in that certain Mortgage Loan Application, dated June 18, 1997, and accepted by Metropolitan Life Insurance Company on July 23, 1997;

          WHEREAS, the Loan is evidenced by that certain Class A Promissory Note in the principal amount of $97,500,000.00, dated as of the date hereof, made by Borrower and payable to the order of Metropolitan Life Insurance Company (the "Class A Note") and that certain Class B Promissory Note in the principal amount of $97,500,000.00, dated as of the date hereof, made by Borrower and payable to the order of Metropolitan Life Insurance Company (the "Class B Note") (the Class A Note and the Class B Note being hereinafter referred to collectively as the "Notes"), and is secured by, among other things, that certain Leasehold Mortgage, Security Agreement And Fixture Financing Statement (hereinafter referred to as the "Mortgage"), dated as of the date hereof, made by Borrower in favor of MetLife and intended to recorded with the Suffolk County Registry of Deeds in the Commonwealth of Massachusetts, and which encumbers the Property (as such term is defined in the Mortgage). The Notes, the Mortgage and the other documents collateral, incidental or otherwise relating to the Loan are hereinafter referred to herein as the "Loan Documents

          WHEREAS, in order to induce MetLife to enter into the Commitment and make the Loan to Borrower, as aforesaid, Borrower agreed that Guarantor would execute and deliver this Guaranty to MetLife; and

          WHEREAS, MetLife was so willing to enter into the Commitment and make the Loan to Borrower, as aforesaid, on the condition that Guarantor execute and deliver this Guaranty.

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          NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Met]Life to make the Loan to Borrower, as aforesaid, Guarantor hereby agrees for the benefit of MetLife, and its successors and assigns, as follows:

          1. Guarantor, as primary obligor and not merely as a surety, hereby unconditionally and irrevocably guarantees to MetLife the punctual and complete performance and observance by Copley of the Recourse Obligations (as hereinafter defined). Guarantor further agrees to pay to MetLife the Collection Costs (as hereinafter defined) with respect to the enforcement of any rights or remedies against Guarantor under this Guaranty. For purposes hereof, the term "Recourse Obligations" means the obligations of Copley arising in connection with the matters set forth in clauses (i) to (v), inclusive, of Section 1. 17(b) of the Mortgage and the obligations of Copley under that certain Unsecured Indemnity Agreement of even date herewith from Copley to MetLife (the "Unsecured Indemnity Agreement").

          The intent and purpose of this document is to memorialize the agreement of Guarantor to be primarily and personally liable on account of the Recourse Obligations. For convenience of reference, however, the undersigned is sometimes herein referred to as the "Guarantor" and the undertakings of the undersigned set forth in this instrument utilize terminology applicable to guaranties. Such usage shall not derogate from the intention of Guarantor to be primarily and personally liable for the Recourse Obligations.

          2. In the event that the Recourse Obligations are not fully and punctually performed and observed in accordance with the terms and provisions of the Loan Documents,

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then after the expiration of applicable notice and grace periods provided for in the Loan Documents, (a) Guarantor shall cause the same to be performed and observed; and (b) Guarantor shall pay all reasonable expenses incurred by MetLife in enforcing its rights under this Guaranty, including, without limitation, reasonable attorney's fees and disbursements and all other reasonable expenses incurred by MetLife in any collection and/or other proceeding relating thereto (all of the foregoing expenses being herein collectively referred to as the "Collection Costs"). There shall be no requirement that MetLife, in order to enforce such payment by Guarantor, first institute suit or exhaust its remedies against Borrower or against any other party which may be similarly liable, or to enforce any rights against any collateral which shall have been given to secure such performance.

          3. Notwithstanding any payment or payments made by Guarantor hereunder, as long as any of the Recourse Obligations remain outstanding, Guarantor shall not be entitled to be subrogated to any of the rights of MetLife against Copley or any collateral security, guaranty or right of offset held by MetLife for the performance of the Recourse Obligations by Copley, nor (as long as any of the Recourse Obligations remain outstanding) shall Guarantor seek any reimbursement from Copley in respect of payments made by Guarantor hereunder. Guarantor hereby releases any rights that it may have to contribution or indemnification from Copley as long as any of the Recourse Obligations remain outstanding. In the event that Copley is now or shall hereafter become indebted to Guarantor, the amount of such indebtedness and all interest thereon shall at all times be subject and subordinate as to priority of lien, time of payment, and in all other respects, to all sums at any time owing to MetLife hereunder or under any of the Loan Documents, and, as long as any of the Recourse

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Obligations remain outstanding, Guarantor shall not assert any right of enforcement or receive payment on account of such other indebtedness, and any sums so received by Guarantor shall, as long as any of the Recourse Obligations remain outstanding, be held in trust for MetLife and promptly paid over to MetLife, provided nothing contained in this Guaranty shall impair the right of Guarantor to receive all distributions to Members under and pursuant to the Operating Agreement of Borrower (other than distributions, if any, representing repayment of debt owed by Borrower to any such Member) provided that no Event of Default has occurred and no Recourse Obligation shall be then due and owing.

          4. This Guaranty is and shall be construed as a continuing, absolute, irrevocable and unconditional guaranty of payment and performance, and not merely a guaranty of collection, without regard to the validity or enforceability of any of the Loan Documents or the viability of Borrower as a duly organized and validly existing legal entity, and no set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against MetLife or any other party, or which Guarantor may have against Borrower, MetLife, or any other party, in bankruptcy or in any other instance, shall be available to, or shall be asserted by, Guarantor against MetLife.


          5. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and its successors and assigns, and shall inure to the benefit of MetLife and its successors and assigns (but excluding any such successor or assign not affiliated with MetLife which acquires title to the Property (as defined in the Mortgage) but was not a holder of either of the Notes). Guarantor's obligations under

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this Guaranty are in addition to (and in no way shall be construed to diminish)
the rights and remedies available to MetLife against Borrower under the Loan Documents, at law and/or in equity.

          If, for any reason, any payment to MetLife of any of the Recourse Obligations to which this Guaranty is applicable is required to be refunded to Copley or paid over to any other party, including, without limitation, by reason of the operation of bankruptcy laws now or hereafter enacted, Guarantor agrees to pay to MetLife, on demand of MetLife, the amount so required to be paid over by MetLife, and the Recourse Obligations of Guarantor shall not be treated as having been discharged by reason of a payment to MetLife which gives rise to the obligation of MetLife to repay the same. This Guaranty shall be treated as having remained in full force and effect for any such repayment so required to be made and made by MetLife, as well as any amount not theretofore paid to MetLife on account of such Recourse Obligations of Guarantor.

          At any public or private sale of any security or collateral for the Recourse Obligations or any part thereof, whether by foreclosure or otherwise, MetLife may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor the balance due it pursuant to Loan Documents without prejudice to MetLife's remedies hereunder against Guarantor for deficiencies.


          6.     Guarantor hereby represents and warrants that:

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          (a) Guarantor has the power and authority to execute, deliver, and perform its obligations under this Guaranty, and that this Guaranty constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms;

          (b) the execution, delivery, and performance by Guarantor of this Guaranty does not and will not: (i) violate or conflict with any law, rule, or regulation, or any order, writ, injunction, or decree of any court, arbitrator or governmental authority or agency to which Guarantor is subject; (ii) conflict with, result in a breach of, constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of, any indenture, mortgage, deed of trust, security agreement or any other instrument or agreement to which Guarantor or its respective assets are bound; and (iii) result in a breach or violation of the terms and provisions of the operating agreement pursuant to which Borrower was formed, or any amendments thereto, or any other agreement to which Guarantor is a party;

          (c) no consent of any other person, and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority, bureau or agency, is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

          (d) Guarantor has, independently and without reliance upon MetLife, and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty. Furthermore, Guarantor has adequate means to obtain from Copley, on a continuing basis, information concerning the financial

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condition and assets of Copley, and Guarantor is not relying upon MetLife to provide (and MetLife shall have no duty to provide) any such information to Guarantor, either now or in the future; and

          (e) no litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the knowledge of Guarantor, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty, or (ii) against or affecting Guarantor, or any of its property or assets, which, if adversely determined, would have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of Guarantor.

          7. Except as otherwise specifically provided or specifically permitted in the Mortgage, Guarantor covenants and agrees, as long as the Loan, or any part thereof, is outstanding, that Guarantor will at all times remain a member of Borrower, as and to the same extent required by the applicable terms, provisions, covenants and conditions of the Loan Documents.

          8. JMB has delivered to Lender an audited statement of its financial condition as of December 31, 1996 and OPCC has delivered to Lender a certified unaudited statement of its financial condition as of March 31, 1997 ("Financial Statement"). By no later than April 30 for OPCC and June 30 for JMB, of each year during the term of the Loan, Guarantor shall deliver to MetLife a current Financial Statement for Guarantor reporting its financial condition as of the close of the previous calendar year. All required Financial Statements shall. be prepared by a certified public accountant (or firm of certified public accountants) reasonably acceptable to MetLife and shall be certified by Guarantor to be a true, correct and complete statement of its financial position and net worth. Such Financial Statement shall be prepared in accordance with generally accepted accounting principles.

          9. The obligations of Guarantor under this Guaranty are independent of the Loan (and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Borrower or whether Borrower has been joined in any such action or actions), and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a)    any lack of validity or enforceability of any of the Loan
Documents;

          (b) any change in the time, manner or place of payment of the Loan, or any other change or modification in or of any terms, provisions, covenants or conditions of any or all of the Loan Documents, including, without limitation, any increase in the Loan resulting from the extension of additional credit to Borrower, the granting of any indulgence to Borrower or otherwise;

          (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Loan, or, except as otherwise specifically set forth herein, any sale or transfer by Borrower of the Property, or any of the other collateral encumbered by any of the Loan Documents (without implying that MetLife has consented or will consent to any such sale or transfer);

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          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Loan, or any manner of sale or other disposition of any collateral for all or any of the Loan or any other assets of Borrower;

          (e) any change, restructuring or termination of the existence of Borrower;

          (f) the relief, modification, impairment, change or limitation of the Recourse Obligations by operation of law or otherwise (including, without limitation, in connection with proceedings under the bankruptcy laws now or hereafter enacted), Guarantor hereby waiving all suretyship defenses and other defenses in the nature thereof; or

          (g) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower.

          10. Guarantor hereby waives notice of any default under the Loan Documents (except that MetLife will simultaneously provide to Guarantor a copy of any notice MetLife provides to Copley with respect to the obligations covered by this Guaranty, provided the failure to deliver such notice shall not affect the obligations and liability of Guarantor to MetLife under this Guaranty), demand of payment, notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Loan and this Guaranty by MetLife and/or Borrower, and all suretyship defenses or other defenses in the nature thereof.

          11. No failure to exercise, and no delay on the part of MetLife in exercising, any right, power or privilege under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege by MetLife preclude any other or further exercise thereof, or the exercise of any other power or right. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

          12. All notices, requests and demands and other communications hereunder shall be deemed to have been sufficiently given or served upon receipt
(i) when presented personally; (ii) when delivered to an overnight courier service with guaranteed next day delivery; or (iii) when deposited in the mail by certified mail, return receipt requested, in each such case when addressed to OPCC at 1 15 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346,
Attention: Legal, with a copy simultaneously sent to Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, Massachusetts 02110, Attention: John C. Thomson, Esq., when addressed to JMB at 900 North Michigan Avenue, Chicago, Illinois 60611-1525, Attention: General Counsel, with a copy to Pircher, Nichols & Meeks, 1999 Avenue of the Stars, Los Angeles, California 90067, Attention:
Real Estate Notices (SCS), and when addressed to MetLife at 200 Park Avenue, 12th Floor, New York, New York 10166, Attention: Senior Vice-President, Real Estate Investments, with a copy simultaneously sent to MetLife at One Madison Avenue, New York, New York 10010, Attention: Vice-President & Investment Counsel, Real Estate Investments, and shall be deemed to have been received upon the earlier of actual receipt thereof or the date indicated on the return receipt as having been received. Either MetLife or Guarantor may change their respective addresses for notices hereunder by written notice to the other party.

          13. Guarantor recognizes that MetLife relied upon the delivery of this Guaranty in entering into the Commitment, and is relying upon this Guaranty and the undertakings of Guarantor hereunder in making the Loan to Borrower, as aforesaid, and further recognizes that the execution and delivery of this Guaranty is a material inducement to MetLife in so making the Loan to Borrower, and that the making of the Loan to Borrower, as aforesaid, represents a significant benefit to both Guarantor and Borrower. Guarantor hereby acknowledges that there are no conditions or restrictions to the full effectiveness of this Guaranty.

          14. This Guaranty shall be governed by and be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts. Guarantor hereby irrevocably: (i) submits to the jurisdiction of the Trial Courts, Superior Court Division, of the Commonwealth of Massachusetts, or any of the U.S. Federal Courts having jurisdiction in the Commonwealth in any suit, action or proceeding brought against Guarantor under or in connection with this Guaranty; (ii) waives any objection that it may now or hereafter have as to the venue of any such suit, action or proceeding brought in any such court or that any such court is an inconvenient forum; and (iii) waives all right to a trial by jury in any action, proceeding, or counterclaim (whether based upon contract, tort or otherwise) arising out of or relating to this Guaranty, the transactions contemplated hereby, or the actions of MetLife in the negotiation, administration, or enforcement hereof.

          15. Subject to the provisions of Sections 5, 20 and 21 hereof, this Guaranty shall remain in full force and effect until the full and complete satisfaction and/or the earlier permitted prepayment in full of the Loan by Borrower (or Guarantor). Guarantor further waives notice of any future amendment of the Loan Documents, whether by formal document or otherwise.

          16. Any provision of this Guaranty which is deemed to be prohibited or unenforceable in any one jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable in any other jurisdiction such provision or any other provision of this Guaranty.

          17. This Guaranty represents the entire understanding of Guarantor and MetLife with respect to the subject matter hereof and no provision of this Guaranty shall be waived, amended or supplemented except by a written instrument executed by Guarantor and MetLife.

          18. This Guaranty shall not inure to the benefit of any third parties other than MetLife (and its successors and assigns), and no such third parties shall be deemed to be beneficiaries hereof nor be entitled to claim, under any circumstances whatsoever, any benefit from this Guaranty.

          19. The obligations of each party executing this Guaranty shall be joint and several. Whenever the term Guarantor is used herein it shall be deemed to refer to each Guarantor individually, as well as all such Guarantors collectively.

          20. Notwithstanding anything to the contrary contained herein, in the event that (a) JMB transfers its interest in Copley to Urban Shopping Centers, L.P., an Illinois limited partnership, in accordance with the provisions of the Loan Documents, and (b) USC delivers to MetLife a guaranty in form, scope and substance substantially similar to this Guaranty, MetLife shall simultaneously in connection with such transfer release JMB of its liability under this Guaranty1 with respect to matters arising from and after the date of such delivery.

          21. Notwithstanding anything to the contrary contained herein, in the event that (a) Copley transfers the Property in accordance with the provisions of Section 3.03(d) of the Mortgage and (b) substitute guarantors reasonably acceptable to MetLife deliver to MetLife a guaranty in form, scope and substance substantially similar to this Guaranty and otherwise assume all of the obligations of Guarantors under this guaranty in a manner reasonably satisfactory to MetLife, MetLife shall simultaneously in connection with such transfer release Guarantor of its liability under this Guaranty, with respect to matters arising from and after the date of such delivery.

          22. Notwithstanding anything to the contrary contained in this Guaranty, but without in any manner releasing, impairing or otherwise affecting this Guaranty or the liability of Guarantor hereunder, or the validity hereof, no shareholder, officer, director, employee, agent, or representative of Guarantor shall have any personal liability under or in connection with this Guaranty.

          23. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written, under seal.



                                         GUARANTOR:

                                         OVERSEAS PARTNERS CAPITAL
                                         CORP., a Delaware corporation


                                         By:  /s/   Bruce M. Barone
                                              ---------------------
                                         Name: Bruce M. Barone
                                               ---------------
                                         Title:  President and CEO
                                                 -----------------


                                         JMB REALTY CORPORATION
                                         a Delaware corporation


                                         By:
                                         Name:
                                         Title:

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written, under seal.



                                  GUARANTOR:

                                  OVERSEAS PARTNERS CAPITAL
                                  CORP., a Delaware corporation

                                    By:
                                    Name:
                                    Title:

                                    JMB REALTY CORPORATION
                                    a Delaware corporation

                                    By:  /s/ H. Rigel Barber
                                         -------------------
                                    Name:  H. Rigel Barber
                                           ---------------
                                    Title:  VP and CEO
                                            ----------